SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:     August 2, 2002

State Street Corporation
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-5108	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

225 Franklin Street, Boston, Massachusetts	02110
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:   (617) 786-3000

Item 7.    Financial Statements and Exhibits.

            (c)     Exhibits.

            99.1     Cover letter to the Securities and Exchange Commission
            99.2     Written statement from principal executive officer dated August 1, 2002
            99.3     Written statement from principal financial officer dated August 1, 2002

Item 9.    Regulation FD Disclosure.

On August 2, 2002, in accordance with Order No. 4-460 of the Securities and Exchange Commission, sworn statements were submitted to the Securities and Exchange Commission by the principal executive officer and the principal financial officer of State Street Corporation.  Copies of each sworn statement are furnished as Exhibits 99.2 and 99.3 to this report.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

By: /s/Frederick P. Baughman
Name:	Frederick P. Baughman
Title:	Senior Vice President, Controller and Chief Accounting Officer

Date: August 2, 2002

EXHIBIT INDEX

Exhibit

99.1     Cover letter to the Securities and Exchange Commission
99.2     Written statement from principal executive officer dated August 1, 2002
99.3     Written statement from principal financial officer dated August 1, 2002